SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT made as of this 29th day of December, 2006 between Symbollon Pharmaceuticals, Inc., a Delaware corporation with its principal offices at 37 Loring Drive, Framingham, MA 01702 (the "Company"), and the undersigned (the "Subscriber").

WHEREAS, the Company desires to issue and sell in a private placement to accredited investors (the “Offering”) up to 937,500 units (“Units”), each consisting of four shares of Class A common stock, par value $.001 per share (the “Common Stock”) and three common stock purchase warrant (the “Warrant”). The Units are being offered at $3.20 per share, or for an aggregate purchase price of up to $3,000,000. Each Warrant entitles the holder to purchase one share of common stock at a price of $1.20 per share for a period of five years from the date of issuance, substantially in the form set forth as Attachment V to the Confidential Private Placement Memorandum, dated November 7, 2006, as it may be supplemented and amended (the “Memorandum”), relating to the Offering. The Offering is being conducted on a “best efforts” basis by the Company, and completion of the Offering is not subject to the purchase of a minimum number of shares. All funds will be deposited directly in the treasury of the Company. The shares sold in the Offering and Warrants are sometime hereinafter referred to as the “Securities”.

NOW, THEREFORE, for and in consideration of the prem-ises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as fol-lows:

I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of Units set forth upon the signature page hereof at a price equal to $3.20 per Unit, and the Company agrees to sell such number of Units for said purchase price. Subscriptions will be accepted only for an even number of Units - no fractional Warrants will be issued. The purchase price is payable by (i) check made payable to Symbollon Pharmaceuticals, Inc., or (ii) wire transfer in accordance with the wire transfer instructions set forth above, contemporaneously with the execution and deliv-ery of this Sub-scription Agreement. The Subscriber understands however, that this pur-chase of Securities is contin-gent upon the Company acceptance of the subscription. This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement and the Memorandum.

1.2 The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) the Company has had only limited operations, minimal revenues and requires sub-stantial funds in addition to the proceeds of this private place-ment, (ii) an investment in the Company is highly speculative and only inves-tors who can afford the loss of their entire investment should consider investing in the Company and the Securities, (iii) he may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limited; and (v) in the event of a disposi-tion, an investor could sustain the loss of his entire investment.

1.3 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Accredited Investor Ques-tion-naire, and that he is able to bear the economic risk of an investment in the Securities.

1.4 The Subscriber acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Securities and to evalu-ate the merits and risks of such an investment on his behalf, and that he recognizes the highly specu-lative nature of this invest-ment.

1.5 The Subscriber acknowledges receipt and careful review of the Memorandum (which includes certain Risks Factors relating to the Company and this Offer-ing), the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, the Quarterly Report on Form 10-QSB for the period ended June 30, 2006 and a Proxy State-ment for the 2006 annual meeting of stock-holders of the Company (collectively, the "Offering Documents"), and hereby rep-resents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know, that all docu-ments which could be reasonably provided have been made available for his inspec-tion and review; and that such information and docu-ments have, in his opinion, afforded the Subscriber with all of the same infor-ma-tion that would be provided him in a registra-tion statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized offi-cers or other representatives of the Company con-cerning the terms and con-di-tions of the Offering, and any addi-tional information which he had requested.

1.6 The Subscriber hereby acknowledges that this Offering has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Com-pany's repre-sentations that this is intended to be a nonpublic offering pur-suant to Section 4(2) of the Act. The Sub-scriber repre-sents that the Securities are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or other-wise transfer such securi-ties unless they are registered under the Act or unless an exemp-tion from such registration is available.

1.7 The Subscriber understands that the shares of Common Stock, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants (the shares of Common Stock sold in the Offering and the shares of Common Stock issuable upon exercise of the Warrants collectively shall be referred to as the “Shares”), have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment inten-tion. In this connection, the Subscriber under-stands that it is the position of the SEC that the statutory basis for such exemption would not be present if his repre-senta-tion merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Sub-scriber realizes that, in the view of the SEC, a purchase now with an intent to resell would repre-sent a purchase with an intent inconsistent with his represen-ta-tion to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

1.8 The Subscriber understands that Rule 144 (the "Rule") promul-gated under the Act requires, among other condi-tions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offer-ing without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representa-tion or warranty regarding its fulfillment in the future of any reporting requirements under the Secu-rities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availabil-ity. The Subscriber understands and hereby acknowledges that the Com-pany is under no obligation (and does not intend) to register the Warrants under the Act, and is under no obligation to register the Shares under the Act except as set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). The Sub-scriber agrees to hold the Company and its direc-tors, officers and con-trolling per-sons and their respec-tive heirs, representatives, suc-cessors and assigns harmless and to indemnify them against all liabili-ties, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or in the Selling Securityholder Questionnaire and Accredited Investor Questionnaire or any sale or distribution by the undersigned Sub-scriber in violation of any Secu-ri-ties Laws.

1.9 Subject to the conditions set forth in Section 1.10 below and the indemnification set forth in Section 4.4 below, certificates evidencing the Shares shall not contain any legend (including the legends referenced below in Section 1.11), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Act, or (ii) following any sale of such Shares pursuant to the Rule, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). Subject to the conditions set forth in Section 1.10 below and the indemnification set forth in Section 4.4 below, if all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Shares underlying such Warrant, such Shares shall be issued free of all legends. The Company agrees that following the effectiveness of the Registration Statement or at such time as such legend is no longer required under this Section 1, it will, no later than three Trading Days following the delivery by a Subscriber to the Company or the Company’s transfer agent of a certificate representing Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Subscriber a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Subscribers by crediting the account of the Subscriber’s prime broker with the Depository Trust Company System.

1.10 Each Subscriber, severally and not jointly with the other Subscribers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section is predicated upon the Subscriber not being an Affiliate of the Company and the Company’s reliance that the Subscriber will sell any Securities pursuant to either the registration requirements of the Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein. Each Subscriber, severally and not jointly with the other Subscribers, acknowledges that the Company’s agreement hereunder to remove all legend from Shares contemplated under this Section 1 is not an affirmative statement or representation that such Shares are freely tradable.

1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been regis-tered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

1.12 The Subscriber understands that the Company will review this Subscription Agreement, the Selling Securityholder Questionnaire and Accredited Investor Questionnaire and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any sub-scription and to close the offer at any time.

1.13 The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corpora-tion or other entity.

1.14 The Subscriber acknowledges that if he is a Regis-tered Repre-sentative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signa-ture page hereof.

1.15 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or war-ranties have been made to the Subscriber by the Company or any agent (including, without limitation, any placement agent or syndicate participant), employee or affiliate of the Company and in entering into this transaction, the Sub-scriber is not relying on any informa-tion, other than that contained in the Offering Documents and the results of inde-pendent investigation by the Subscriber.

1.16 If the Subscriber is a Georgia resident, the Sub-scriber hereby acknowledges that the Securities have been sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973.

1.17 If the Subscriber is a Florida resident, the Subscriber may have the right, to the extent provided in Section 517.061(11)(a)(5) of the Florida Securities Act, to withdraw his subscription for the purchase and receive a full refund of all monies paid. Such right of withdrawal may be exercised prior to the expiration of three business days after the later to occur of (A) payment of the purchase has been made to Symbollon or its agent or (B) communication of the right of withdrawal to the Florida resident. Withdrawal will be without any further liability to any person. To accomplish this withdrawal, a Subscriber need only send a letter or telegram to Symbollon at our address set forth herein indicating his intention to withdraw. Such letter or telegram should be set and postmarked prior to the end of the aforementioned third business day. It is advisable to send such letter by certified mail, return receipt requested, to ensure that it is received and also to evidence the time it was mailed. If the request is made orally, in person or by telephone to an officer of Symbollon, a written confirmation that the request has been received should be requested.

1.18 The Company may pay brokerage commissions, finders’ fees and/or similar compensation to certain third parties (the “Placement Agents” or “Agents”) of up to a 8.0% cash compensation and Warrants equal to 20.0% of the shares of Common Stock issued (the “Placement Agent Warrants”). The Agents did not prepare any of the information to be delivered to prospective investors in connection with the Offering and do not make any representation or warranty concerning the accuracy or completeness of such information. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase Securities.

II. REPRESENTATIONS BY THE COMPANY

Except as otherwise described in the SEC Documents (as defined below), including any documents incorporated by reference therein or exhibits referenced or attached thereto, the Company hereby represents and warrants to each of the Subscriber as follows immediately prior to the Closing:

2.1 Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, condition (financial or otherwise) or prospects of the Company ("Material Adverse Effect"). The Company does not have any subsidiaries. Complete and correct copies of the certificate of incorporation (the "Certificate of Incorporation") and bylaws (the "Bylaws") of the Company as in effect on the Effective Date have been filed by the Company with the SEC. The Company has all requisite corporate power and authority to carry on its business as now conducted.

2.2 Capitalization. The authorized capital stock of the Company consists of (i)  100,000,000 shares of Common Stock, of which 9,301,237 shares are outstanding on the date hereof. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and were not issued in violation of any preemptive or similar rights to subscribe for or purchase securities. Except for (i) options to purchase up to 1,810,000 shares of Common Stock or other equity awards issued to employees and consultants of the Company pursuant to the employee benefits plans disclosed in the SEC Documents and (ii) warrants to purchase up to 2,031,506 shares of Common Stock, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. There are no voting agreements or other similar arrangements with respect to the Common Stock to which the Company is a party. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company does not maintain any pension benefit plan, or other retirement plan, subject to the Employee Retirement Income Security Act.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by the Company, this Subscription Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Subscription Agreement and to carry out and perform its obligations under the terms of this Subscription Agreement.

2.4 Valid Issuance of the Shares. The Shares being purchased by the Subscribers hereunder and upon exercise of the Warrants will, upon issuance pursuant to the terms hereof and thereof, be duly authorized and validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase the Company's capital stock exist with respect to the issuance and sale of the Securities by the Company pursuant to this Subscription Agreement, except for any such right disclosed in the SEC Documents. No further approval or authority of the stockholders or the Board of Directors of the Company shall be required for the issuance and sale of the Securities by the Company, or the filing of the Registration Statement by the Company, as contemplated in this Subscription Agreement. The Shares and Warrants will, upon issuance pursuant to the terms hereof and thereof, be free and clear from any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or otherwise acquire any interest or any claim, restriction or covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).

2.5 Financial Statements. As of their respective dates, the financial statements of the Company included in the SEC Documents (as defined in Section 2.6 below) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as permitted pursuant to Regulation G promulgated under the Exchange Act, or (ii) in the case of unaudited interim financial statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments).

2.6 SEC Documents. The Company has filed all reports, schedules, forms, statements (collectively, and in each case including all exhibits, financial statements and schedules thereto and documents incorporated by reference therein and including all registration statements and prospectuses filed with the SEC) required to be filed by it with the SEC through the date of the Memorandum, and the Company will file, on a timely basis, all similar documents with the SEC during the period commencing on the date of the Memorandum and ending on the termination of the Offering (all of the foregoing being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied or will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document.

2.7 Consents. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Subscription Agreement and the consummation of the transactions contemplated herein have been obtained and will be effective as of the Closing Date.

2.8 No Conflict. The execution and delivery this Subscription Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture, franchise, license or other agreement or instrument to which the Company is a party or by which it or its property is bound or (iii) any judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its respective properties or assets.

2.9 Nasdaq Stock Market. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the Nasdaq Stock Market Over-the-Counter Bulletin Board ("OTCBB") under the ticker symbol "SYMBA.OB." The Company has taken no action designed to remove, or which, to the Company's knowledge, is likely to have the effect of, suspending or terminating the quotation of the Common Stock on the OTCBB. The Company shall comply with all requirements, if any, of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the issuance of the Shares and Conversion Stock and the quoting of the Shares and Conversion Stock (when issued) on the OTCBB.

2.10 Absence of Litigation. There is no action, suit or proceeding or, to the Company’s knowledge, any investigation, pending, or to the Company’s knowledge, threatened by or before any court, governmental body or regulatory agency against the Company that is required to be disclosed in the SEC Documents and is not so disclosed. The Company has not received any written or oral notification of, or request for information in connection with, any formal or informal inquiry, investigation or proceeding from the SEC or the NASD. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Subscription Agreement or the right of the Company to execute, deliver and perform under same.

2.11  Offering. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would require the offer, issuance or sale of the Securities, as contemplated by this Subscription Agreement, to be registered under Section 5 of the Securities Act.

2.12 Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares and the Warrants, will not be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

2.13 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock.

2.14 No Violations. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, or is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the property of the Company is bound, which would be reasonably expected to have a Material Adverse Effect.

2.15 Accountants. Vitale, Caturano & Company, Ltd., who issued their report with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 into the Registration Statement and the prospectus which forms a part thereof, are an independent registered public accounting firm as required by the Securities Act.

2.16 Internal Accounting Controls. The Company maintains a system of internal accounting controls (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.17 Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, if any, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes Oxley Act of 2002 (the “Sarbanes Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes Oxley Act.

2.18 Disclosure. Neither this Subscription Agreement, any of the schedules or exhibits hereto, nor any other document or certificate provided by the Company to the Subscribers in connection herewith contains any untrue statement of a material fact or, when considered as a whole, omits a material fact necessary to make the statements contained herein, in light of the circumstances in which they were made, not misleading.

III. TERMS OF SUBSCRIPTION

3.1 The subscription period will begin on November 7, 2006 and will terminate upon the earlier to occur of (i) the sale of all of the Securities or (ii) 11:59 PM Eastern time on December 7, 2006 unless (in the sole discretion of the Company) extended by the Company for an additional period, not to exceed February 7, 2007, or earlier terminated by the Company (the "Termina-tion Date"). The Securities are offered on a "best efforts" basis, and the acceptance of subscriptions is at the discretion of the Company. The mini-mum sub-scription per subscriber shall be 3,125 Units ($10,000); provided, however, that smaller investments may be accepted at the discre-tion of the Company.

3.2 Placement of the Securities may be made by the Placement Agents, who will receive up to (i) a place-ment fee in the amount of 8% of the purchase price of the Securities placed by them and (ii) Placement Agent Warrants equal to 20.0% of the shares of Common Stock sold by them.

3.3 Pending the sale of the Securities, all funds paid hereunder shall be deposited by the Company in its bank account. If the Company, in its sole discretion, rejects this subscription for purchase of Securities, then this subscription shall be void and all funds paid hereunder by the Subscriber, without inter-est, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. Sale of the Securities shall occur in upon acceptance by the Company of such Subscriber’s subscription. Closings are not subject to the purchase of a minimum number of Securities.

3.4 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to such Subscriber pursuant to this Subscription Agreement either to the residential or business address indicated in the Selling Securityholder Ques-tionnaire, or as instructed by the Placement Agents.

3.5 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any cus-tomer account maintained with the Place-ment Agents.

IV. REGISTRATION RIGHTS

4.1 Registration. The Company hereby agrees with the holders of the Securities, or their permitted transferees (collec-tively, the "Holders") who shall have agreed in writing with the Company to be bound by the provisions hereof applicable to the Holders, to use its best efforts to file within thirty (30) days following the final closing of this Offering a registra-tion statement under the Act covering the resale of the Shares included in the Offering and issuable upon exercise of the Warrants (the "Registrable Securities") by the Holders and to use its best efforts to have such registration statement declared effective within 90 days of the final closing of this Offering.

4.2 Registration Procedures. In connection with the registration of Registrable Securities under the Act pursuant to Section 4.1, the Company will use its commercially reasonable best efforts to:

(a) prepare and file with the SEC a registration statement with respect to such securities, and cause such registration statement to become effective, and to cause the same to remain effec-tive for such period as may be reasonably necessary to effect the sale of such securities, provided that such period need not extend beyond the date that all the Reg-istrable Securi-ties are eligible for sale under Rule 144 under the Act (the "Registra-tion Termination Date").

(b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably neces-sary to effect the sale of such securities, but not beyond the Registration Termination Date.

(c) furnish to the security holders participating in such regis-tration such rea-sonable number of copies of the registration statement, preliminary prospectus, final pro-spectus and such other documents as they may reasonably request in order to facilitate the public offering of such securities;

(d) register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writ-ing within ten (10) days following the original filing of such registra-tion statement, except that the Company shall not for any purpose be required to execute a gen-eral consent to service of process or to qualify to do business as a foreign corpora-tion in any juris-diction wherein it is not so qualified;

(e) notify the security holders participating in such registra-tion, promptly after it shall receive notice thereof, of the time when such registra-tion statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(f) notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional infor-mation;

(g) prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration state-ment or prospectus which, in the opinion of counsel for such holders (and con-curred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder,

(h) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such regis-tration statement or pro-spectus as may be necessary to correct any statements or omissions if, at the time when a prospec-tus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC sus-pending the effectiveness of such registration statement or the initiation or threat-ening of any proceeding for that purpose and promptly use its best efforts to pre-vent the issuance of any stop order or to obtain its with-drawal if such stop order should be issued.

4.3 Expenses.

(a) With respect to the registration pursuant to Section 4.1 hereof, all fees, costs and expenses of and incidental to such registra-tion (as specified in paragraph (b) below) shall be borne by the Company, provided, however, that any security holders par-ticipating in such registration shall bear their pro rata share of any underwriting discount and com-missions and transfer taxes.

(b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limita-tion, all registration, filing, and NASD fees, printing expenses, fees and disburse-ments of counsel and accountants for the Company, and expenses of complying with state securities or blue sky laws of any juris-dictions in which the securities to be offered are to be registered and qualified, including blue sky legal fees and expenses of Company counsel. Fees and disbursements of counsel and accoun-tants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

4.4 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Securities which are included in a registration statement pur-suant to the provisions of Section 4.1, its directors and officers, and any under-writer (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with informa-tion furnished by such holder, such underwriter or such control-ling person in writing specifically for use in the preparation thereof.

(b) Each holder of Registrable Securities included in a regis-tration pursuant to the provisions of Section 4.1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any under-writer and any person which controls such underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any under-writer and any person which controls such underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter or controlling person thereof may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by, arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict con-formity with written information fur-nished by or on behalf of such holder specifically for use in the preparation thereof (ii) such holder’s failure to sell the Registrable Securities only pursuant to and in the manner contemplated by the Registration Statement, including the Plan of Distribution section contained therein, and otherwise in compliance with the prospectus delivery requirements of such Act or (iii) violations of the Securities Act arising solely from the holder’s request to remove the legends from the Registrable Securities prior to a sale of the Registrable Securities pursuant to a Registration Statement, Rule 144 of the Securities Act, or any other exemption from registration under the Securities Act,.

(c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 4.4 of notice of the com-mencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said para-graph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemni-fying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it noti-fies the indemnifying party of the commencement thereof, the indem-nifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnify-ing party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, how-ever, if the defendants in any action include both the indemni-fied party and the indemnifying party and the indemnified party shall have rea-sonably concluded that there may be legal defenses available to it and/or other indemnified parties which are dif-ferent from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to partici-pate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connec-tion with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provi-sions of the preced-ing sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

4.5 Additional Provisions.

(a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a registration statement contemplated by Section 4.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company agrees to use its best efforts to promptly prepare and file any such supplemented or amended prospectus that may be required.

(b) Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 4.1 during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (B) any period, not to exceed one 60-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

(c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article IV.

(d) Each Holder hereby covenants with the Company (1) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (2) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(e) Each Holder acknowledges and agrees that the unregistered Registrable Securities sold pursuant to the Registration Statement described in this Article V are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such unregistered Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the unregistered Registrable Securities have been sold in accordance with such Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

(f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(g) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

V. MISCELLANEOUS

5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its address set forth on the first page hereof, Attention: Paul C. Desjourdy, Pres-ident and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Sub-scription Agreement may not be discharged except by performance in accordance with its terms or by a writ-ing signed by the party to be charged.

5.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agree-ment and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agree-ments and understandings of any and every nature among them.

5.4  Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the par-ties expressly agree that all the terms and provisions hereof shall be construed in accordance with and gov-erned by the laws of The Commonwealth of Massachusetts. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in Boston, Massachusetts and they hereby submit to the exclusive jurisdiction of the courts of The Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in the District of Massachusetts with respect to any action or legal proceed-ing com-menced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omis-sions relating to the sale of the securities hereunder, and con-sent to the service of process in any such action or legal pro-ceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

5.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscrip-tion Agreement by the Subscriber, this Subscription Agree-ment shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

5.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Sub-scription Agreement, which shall remain in full force and effect.

5.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.8 The parties agree to execute and deliver all such further docu-ments, agreements and instruments and take such other and further action as may be necessary or appro-priate to carry out the purposes and intent of this Subscrip-tion Agreement.

[Next Page is the Signature Page]

IN WITNESS WHEREOF, the parties have executed this Subscrip-tion Agree-ment as of the day and year first written above.

______________________________ Signature of Subscriber(s)	______________________________
______________________________ Name of Subscriber(s) [please print]	______________________________
______________________________ Address of Subscriber(s)	______________________________
______________________________ Social Security of Taxpayer Identification Number of Sub-scriber(s)	______________________________
______________________________ Number of Units Sub-scribed For

* If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:
The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of NASD Member Firm

_________________________________
By: Authorized Officer
Subscription Accepted:

SYMBOLLON PHARMACEUTICALS, INC.

By:______________________________________
Paul C. Desjourdy,
Presi-dent and Chief Executive Offi-cer

Date: December 29, 2006

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